UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

February 3, 2016

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Michael Owens Way
Perrysburg, Ohio	43551-2999
(Address of principal executive offices)	(Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 3, 2016, Owens-Illinois Group, Inc. (“OI Group”), a direct, wholly-owned subsidiary of Owens-Illinois, Inc., and certain of OI Group’s direct and indirect domestic subsidiaries entered into Amendment No. 4  (the “Amendment”) in respect of its Amended and Restated Credit Agreement and Syndicated Facility Agreement, dated April 22, 2015, by and among OI Group and certain of its direct and indirect subsidiaries, Deutsche Bank AG, New York Branch, as Administrative Agent, Owens-Illinois General Inc., as Borrowers’ Agent and the other Agents, Arrangers and Lenders named therein (the “Credit Agreement”). The Amendment provides for an increase in the maximum total leverage ratio for purposes of the financial covenant in the Credit Agreement to 5.00:1.00 for the first three fiscal quarters of 2016 and 4.50:1.00 for the fourth fiscal quarter of 2016 and the first three fiscal quarters of 2017, stepping down to 4:00:1.00 for the fourth fiscal quarter of 2017 and for each fiscal quarter thereafter.

The foregoing description of the Amendment is not intended to be complete, and is qualified in its entirety by the complete text of the Amendment, which is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

ITEM 2.02                               RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 8, 2016 Owens-Illinois, Inc. issued a press release announcing its results of operations for the quarter and year ended December 31, 2015.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  Additional financial information, posted to the Company’s web site, is attached hereto as Exhibit 99.2.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits.

Exhibit
No.	Description

4.1

Amendment No. 4, dated February 3, 2016, in respect of the Amended and Restated Credit Agreement and Syndicated Facility Agreement, dated April 22, 2015, by and among the Borrowers named therein, Owens-Illinois General Inc., as Borrowers’ Agent, Deutsche Bank AG, New York Branch, as Administrative Agent, and the other Agents, Arrangers and Lenders named therein.

99.1	Press Release dated February 8, 2016, announcing results of operations for the quarter and year ended December 31, 2015

99.2	Additional financial information — quarter and year ended December 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: February 8, 2016	By:	/s/ Jan A. Bertsch
	Name:	Jan A. Bertsch
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

4.1

Amendment No. 4, dated February 3, 2016, in respect of the Amended and Restated Credit Agreement and Syndicated Facility Agreement, dated April 22, 2015, by and among the Borrowers named therein, Owens-Illinois General Inc., as Borrowers’ Agent, Deutsche Bank AG, New York Branch, as Administrative Agent, and the other Agents, Arrangers and Lenders named therein.

99.1	Press Release dated February 8, 2016, announcing results of operations for the quarter and year ended December 31, 2015

99.2	Additional financial information — quarter and year ended December 31, 2015